Exhibit 99.1

INVESTOR PRESENTATION May 2023

FORWARD-LOOKING STATEMENTS This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment”, “CSSE”, or the “Company”). This presentation contains various information and projections regarding the Company’s business, including its operations through its newly acquired Redbox business, and the Company’s existing operating subsidiaries, including Crackle Plus, Screen Media Ventures, and Landmark Studio Group. Unless otherwise indicated, historic financial information of the Company presented herein does not give pro forma effect to the financial information of Redbox for such periods. The financial information presented herein for the year ended December 31, 2022, is derived from our Annual Report on Form 10-K as filed with the SEC on March 31, 2023, as amended on April 28, 2023. This Presentation includes “forward-looking statements” and projections. CSS Entertainment’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements or projections as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted. Such assumptions involve a number of known and unknown risks, uncertainties, and other factors, many of which are outside of the Company’s control, including, among other things, risks related to our: core strategy; operating income and margin; seasonality; liquidity, including cash flows from operations, available funds and access to financing sources; free cash flows; revenues; net income; profitability; stock price volatility; future regulatory changes; pricing changes; ability to achieve market acceptance for our streaming content services, success in recruiting and retaining officers, key employees, and directors; ability to protect our intellectual property, ability to complete strategic acquisitions, ability to manage growth and integrate acquired operations, in particular the relatively large scale operations and assets of Redbox, which includes areas of operations that are new to the Company; the ability to pay dividends, regulatory or operational risks, and general market conditions impacting demand for the Company’s services. The Company faces enhanced risks as a result of its acquisition of Redbox, including all the risks Redbox has faced in connection with its historic businesses and operations. For a more complete description of these and other risks and uncertainties, please read the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended on April 28, 2023, Registration Statement on S-4, declared effective by the Securities and Exchange Commission on July 15, 2022, the Company’s Current Report on Form 8-K filed May 11, 2022 as amended from time to time thereafter (including but not limited to April 4, 2023), the Company’s Current Report on Form 8-K filed August 12, 2022, and the Company’s other filings that have been made and will be made with the SEC. Should one or more of the material risks faced by the Company occur or should the underlying assumptions of the information presented herein change or prove incorrect, the actual results of operations are likely to vary from the projections and the variations may be material and adverse. The forward-looking statements and projections herein should not be regarded as a representation or prediction that the Company will achieve or is likely to achieve any particular results. We caution readers not to place undue reliance upon any forward-looking statements and projections, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names. 2

LEADING PROVIDER OF PREMIUM ENTERTAINMENT FOR VALUE CONSCIOUS CONSUMERS 3

~180 FAST Channels 31k Nationwide DVD Kiosks 60m Owned & Operated MAUs 42m Redbox Loyalty Members ~160 Distribution Touchpoints $500m FY23 Revenue Top 5 AVOD 4 WE HAVE THE INGREDIENTS FOR SUCCESS 68k Content Library Assets $100- $150m FY23 Adj. EBITDA Top 4 TVOD

TOTAL UNIVERSE 120M TV HOUSEHOLDS (U.S.) CORD “Converters” 1 THE FALSE PROMISE OF vMVPDS 2 Once promising consumers skinny bundles at an affordable price, this is no longer the case 52% of cord cutters don’t miss anything about Cable/Satellite1 THE PROLIFERATION OF SVODS 3 SVOD subscribers’ greatest frustrations2 : it’s all becoming too expensive toggling between services “not being able to find content” SUBSCRIPTION FATIGUE 4 (1) eMarketer, April 2019 (2) Forbes, October 2019 ESCALATING CONTENT COSTS 5 SVOD model of big budget content is becoming cost prohibitive and leading SVODs to develop AVOD models 5 TV’S NEW LANDSCAPE IS COMING INTO VIEW

6 The US AVOD market is expected to overtake the traditional TV market in revenue by the end of 20251 (1) Dataxis, 2022 (2) TiVo Video Trends Report Q2’22 AVOD accounts for 22% of total viewing time across television, compared to only 10% in Q4’212 AVOD accounts for 32% of overall share of video used by consumers, compared to only 26% in Q4’212 The average household now uses 3 ad-based VOD services, up from 2 a year ago2 POISED TO CAPTURE MASSIVE AVOD OPPORTUNITY

WIDELY DISTRIBUTED DIGITAL OFFERINGS Crackle is a leading, free to use video entertainment network featuring full length movies, TV shows and original programming A free ad-supported streaming television service with nearly 180 channels On-mission content: entertaining, uplifting, and informative. Large selection of scripted and unscripted programming 7 Robust and diverse offering of free-to-watch programming with original and exclusive content A multi-product digital service differentiated by Redbox’s large, unique physical customer base A leading transactional video on demand platform FAST Channels TVOD

MEETING CONSUMERS EVERYWHERE THEY MAKE VIEWING DECISIONS Rapidly expanding viewership with ~160 distribution touchpoints Distributing FAST channels across our broad touchpoint network Launching new VOD and linear platforms across all brands LINEAR CHANNELS & VOD EXPERIENCES ACROSS: 8

LOYALTY MEMBERS WEEKLY RETAIL IMPRESSIONS 42m 340m 31k NATIONWIDE KIOSKS 9 Growth Drivers: • Return of feature film releases • Broadening access to original content across kiosk network • Cross-advertising opportunities Broadens distribution, delivers high-margin cash flow stream NATIONWIDE KIOSK NETWORK

KIOSK REBOUND WELL UNDERWAY

Studios have recommitted to theatrical distribution with new releases driving rentals and new customer transactions

Theatrical Hits Drive Week-Over-Week Lifts


THE
WOMAN
KING


HALLOWEEN
ENDS


WAKANDA FOREVER


PUSS IN BOOTS
THE LAST WISH

% Lift in Physical WoW Metrics	*Week Starting 12/12/22*	*Week Starting 12/26/22*	*Week Starting 02/13/23*	*Week Starting 02/27/23*
WoW Rentals	+18%	+38%	+30%	+12%
WoW New Transacting Customers	+10%	+39%	+23%	+19%

Legacy DVD business expected to grow next 12-24 months as feature films return to kiosks

Nearly 5m DVD players were sold on average annually over the past 5 years; not including video game consoles with DVD capabilities[1].

(1) Consumer Technology Association January 2022 Sales & Forecasts

10

Chicken Soup for the Soul Entertainment

11 STEADY STREAM OF NEW RELEASES FUELING REDBOX

TVOD is a leading indicator of title performance at kiosks. Redbox saw two record breaking weeks in TVOD performance this year alone. Record Breaking TVOD Performance 12 TVOD PERFORMANCE REFLECTS A STRONG SLATE WoW Revenue Increase +36% YoY Revenue Increase +15% WoW TVOD Orders WoW Average Check +16% +17% WoW Revenue Increase +48% YoY Revenue Increase +29% WoW TVOD Orders WoW Average Check +12% +32%

As new releases continue to grow in number, Redbox’s weekly DVD rental trajectory is on track to surpass expectations 13 DVD RENTALS ON THE RISE 25K 50K 75K 100K 125K 150K 0 1 2 3 4 5 6 500K 1.0M 1.5M 2.0M 2.5M J F M A M J J A S O N D Count of Theatrical Titles 2023 Weekly Rents Projected Weekly Rents Data is clear Trend Line that new movies ignite significant week-over-week (WoW) rental improvement Weekly Rates Weekly Theatrical Releases Daily Rentals 1/16/23 – 3/21/23

14 Increasing rights ownership combined with partnered approach to production enhances margin and mitigates risk Content Rights Ownership Sonar Film and Television Library Original & Exclusive Content Production PRODUCTION & ACQUISITION CAPABILITIES

Original & Exclusive content drives viewership and margins Draws sponsors to custom opportunities at higher CPMs Addition of TVOD, FAST channels, and kiosk network offer new windows for monetizing Originals & Exclusives 15 ORIGINALS & EXCLUSIVES ARE AN AVOD DIFFERENTIATOR Originals & Exclusives Account for Approximately 20% of Total Streaming Hours

LARGE CONTENT LIBRARY & AWARD-WINNING PROGRAMMING Total Film Titles 28k+ Episodes of Television 40k+ Films drive customer acquisition TV series drive customer retention 105 Emmy Awards 457 Emmy Award nominations 15 Golden Globe Awards Original Series Content Library Awards 7 series have received over 25 awards 16 12k+ Fully Controlled Content Assets Large, high-quality content library with low-risk content acquisition model and growing IP library rights ownership that drive higher margins

Direct to brand across all our AVOD networks with data-driven consumer targeting capabilities DIRECT SALES Offer advertisers access to premium long form video in real time across our network PROGRAMMATIC OTT has been an enhancement for the local resellers, and we provide these operators with local geo-targeted ad supply LOCAL RESELLERS 68% 16% 16% (1) Percent of ad sales for 2021 Multiple ad sales channels drive supply and demand optionality Percent of Ad Sales for FY2022 22 ad-rep partners and growing through Crackle Connex 17 Scale to compete with largest services & sell ads for smaller AVODs WORLD CLASS SALES ORGANIZATION Selling for Owned & Operated networks and others

Partnering with European-based social media company TaTaTu on content licensing and innovative tech and rewards integration Partnered with KC Global, a leading entertainment network and multi-channel operator in Asia, on content licensing and distribution Expanded internationally through partnerships with Keshet (Israel) and Locomotive Global (India) Engaged in discussions with dozens of countries to expand beyond current markets 18 INTERNATIONAL GROWTH OPPORTUNITY

19 • Cross-selling and marketing across combined company customer bases • Increased revenue opportunity from incremental Screen Media Ventures titles in Redbox Kiosks • Greater TVOD transactions, increased AVOD engagement and watch time from combined customer base • Fully established CTV ad sales engine Revenue Synergies • Significant cost savings from combined content libraries & new content acquisition • License and product cost savings from use of CSSE catalog at Redbox kiosks • G&A savings in marketing, kiosk optimization, combined technology platform, public company costs Cost Synergies Significant 5-Year Annual Revenue Potential Immediately Actionable Cost Synergies and Cap Ex Savings $41m In 2023E Net Synergies • Savings related to the buildout of a TVOD platform • Savings related to the buildout of a FAST Channel service • Library acquisitions and pre-existing Loyalty Program Cap Ex Savings COMPELLING SYNERGIES

Positive Free Cash Flow Adj. EBITDA $100m - $150m Revenue $500m Compelling Synergies $41m Capital Expenditure Savings Rental Rebound 20 NEAR-TERM VICTORIES DRIVE PATH TO FCF

21 HISTORICAL PERFORMANCE $1.5 $8.1 $10.7 $26.8 $55.3 $66.4 $110.4 $252.8 2015 2016 2017 2018 2019 2020 2021 2022 Revenue $0.0 $3.8 $4.0 $10.0 $6.0 $11.8 $21.8 $33.5 2015 2016 2017 2018 2019 2020 2021 2022 Adjusted EBITDA Note: Information above is derived from our Annual Reports on Form 10-K. See such reports for the years ended December 31, 2022, 2021, 2020, 2019, 2018, 2017 and 2016. Adjusted EBITDA is a non-GAAP measure. See such reports for a reconciliation of the years indicated to net revenue, the nearest GAAP measure.

$80m Line of Credit for Working Capital No Financial Covenants for 2+ Years 22 5-year Maturity Ability to PIK Interest for first 18 Months FORMER REDBOX DEBT RESTRUCTURED ON FAVORABLE TERMS

As of 12/31/2022 (USD in Millions) Maturity Interest Principal Outstanding Secured Debt 1st Lien HPS Senior Facilities HPS Term Loan 08/11/27 SOFR + 7.25%(1) $335.3 HPS Revolving Credit Facility 02/11/25 SOFR + 7.25%(1) 82.4 Union Bank Revolving Credit Facility(2) 12/29/24 LIBOR + Variable Rate 6.6 Total Secured Debt(3) $424.3 Unsecured Debt 9.5% 2025 Notes 07/31/25 9.50% $44.9 Other Debt 3.2 Total Unsecured Debt $48.1 Total Funded Debt $472.3 Cash $18.7 Net Debt $453.6 Preferred Stock Shares Outstanding Market Price (03/23/23) Market Value 9.75% Series A Preferred Stock 4.50M $15.80 $71.1 (1) Cash / PIK option; SOFR floor of 1.0% per annum; unused line fee of 3.625%; PIK interest option is 100bp increase in interest in period (2) Union Bank Revolving Credit Facility is fully drawn (3) Excludes normal course SPV-related content financings of $27.8M 23 CAPITALIZATION SNAPSHOT

24 SUMMARY HIGHLIGHTS LEADING PROVIDER OF PREMIUM ENTERTAINMENT FOR VALUE CONSCIOUS CONSUMERS Leading Streaming and Consumer Brands Large and Rapidly Growing Viewership with Broad Distribution Valuable Content Library and Risk Mitigated Production Strategy Best-in-class Advertising Sales Organization Upside Growth Potential from Redbox Revenue and Cost Synergies Broadly Experienced Management Team 2023E Guidance: $500m Revenue and $100m - $150m Adjusted EBITDA